EXHIBIT 10.1

$650,000,000

AMENDMENT No. 1

dated as of July 28, 2006

to the CREDIT AGREEMENT

dated as of March 4, 2005

among

UNIVERSAL HEALTH SERVICES, INC.

THE ELIGIBLE SUBSIDIARIES REFERRED TO THEREIN

THE LENDERS REFERRED TO THEREIN

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

BANK OF AMERICA, N.A.,

as Syndication Agent

and

ABN AMRO BANK N.V.,

SUNTRUST BANK

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT dated as of July 28, 2006 to the Credit Agreement dated as of March 4, 2005 (the “Credit Agreement”) among UNIVERSAL HEALTH SERVICES, INC., the ELIGIBLE SUBSIDIARIES referred to therein, the LENDERS referred to therein, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent and ABN AMRO BANK N.V., SUNTRUST BANK AND WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

WHEREAS, no Loans are outstanding;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments.

(a) The definition of “Company’s 2003 Form 10-K” in Section 1.01 of the Credit Agreement is replaced with the following:

“Company’s 2005 Form 10-K” means the Company’s annual report on Form 10-K for 2005, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

(b) The definition of “Company’s 2004 Form 10-Q Reports” in Section 1.01 of the Credit Agreement is deleted.

(c) The definition of “Company’s Latest Form 10-Q” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Company’s Latest Form 10-Q” means the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

(d) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the reference to the date “March 4, 2010” to “July 28, 2011”.

(e) Section 2.01(b) of the Credit Agreement is amended by changing the amount specified in (ii) of the first sentence thereof from $25,000,000 to $30,000,000.

(f) Section 2.16(a) of the Credit Agreement is amended by changing the amount specified therein from $75,000,000 to $100,000,000.

(g) Section 3.02(b) of the Credit Agreement is amended by changing (x) the amount specified in (ii) from $25,000,000 to $30,000,000 and (y) the amount specified in (iii) from $75,000,000 to $100,000,000.

(h) Section 4.04(a) of the Credit Agreement is amended by changing the reference to the date “December 31, 2003” to “December 31, 2005” and the reference to “Company’s 2003 Form 10-K” to “Company’s 2005 Form 10-K.”

(i) Section 4.04(b) of the Credit Agreement is deleted and replaced with the following:

(b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2006 and the related unaudited consolidated statements of income, common stockholders’ equity and cash flows for the three months then ended, set forth in the Company’s Latest Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection 4.04(a), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three-month period (subject to normal year-end adjustments).

(j) Section 4.04(c) of the Credit Agreement is amended by changing the reference to “Company’s 2004 Form 10-Q Reports” to “Company’s Latest Form 10-Q” and the reference to the date “December 31, 2003” to “December 31, 2005”.

(k) Section 4.05 of the Credit Agreement is amended by changing the reference to “Company’s 2003 Form 10-K” to “Company’s 2005 Form 10-K” and the reference to “Company’s 2004 Form 10-Q Reports” to “Company’s latest Form 10-Q”

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(l) Section 5.08 of the Credit Agreement is amended to read as follows:

Fixed Charge Coverage. The Fixed Charge Coverage Ratio will not, at the last day of any fiscal quarter, be less than 3.50 to 1.00.

(m) Section 7.06 of the Credit Agreement is amended to read as follows:

Indemnification. Each Lender shall, ratably in accordance with its Commitment, indemnify the Administrative Agent, its affiliates when acting on behalf of the Administrative Agent, and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss, penalty or liability (except such as result from such indemnitiees’ gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Loan Documents or any action taken or omitted by such indeminitees thereunder.

(n) Section 11.03(b) of the Credit Agreement is amended to read as follows:

(b) The Company agrees to indemnify each Agent and Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitees”) and hold each Indemnitee harmless from and against any and all liabilities , losses, damages, penalties, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of their Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

Section 3. Changes in Commitments.

(a) With effect from and including the Amendment Effective Date (as defined in Section 9(a)), (i) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender in the Commitment Schedule attached hereto and (ii) the Commitment Schedule attached hereto shall replace the

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Commitment Schedule attached to the Credit Agreement. On the Amendment Effective Date, any Lender party to the Credit Agreement which is not listed in the Commitment Schedule attached hereto (each, an “Exiting Lender”) shall cease to be a Lender party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Lender shall be due and payable on such date; provided that the provisions of Sections 8.03 and 11.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Lender after the Amendment Effective Date.

(b) The respective participations of the Lenders in any Letters of Credit outstanding under the Credit Agreement shall be redetermined on the basis of their respective Commitments after giving effect hereto as if issued on the Amendment Effective Date.

Section 4. Changes in Pricing Schedule. The Pricing Schedule attached to the Credit Agreement (the “Existing Pricing Schedule”) is deleted and replaced by the Pricing Schedule attached to this Amendment (the “New Pricing Schedule”). The New Pricing Schedule shall apply to interest and fees accruing under the Credit Agreement on and after the date hereof. The Existing Pricing Schedule shall continue to apply to interest and fees accruing under the Credit Agreement prior to the date hereof.

Section 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date and (ii) no Event of Default will have occurred and be continuing on such date.

Section 6. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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Section 9. Effectiveness. (a) This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to satisfaction of the following conditions:

(i) the Administrative Agent shall have received from each of the parties listed in the signature pages hereof a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(ii) the Administrative Agent shall have received payment of any accrued fees in connection with the Credit Agreement and of upfront fees for the accounts of the Lenders as heretofore mutually agreed; and

(iii) the Administrative Agent shall have received an opinion or opinions of counsel for the Company dated as of the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, addressing the matters set forth in Exhibits E-1 and E-2 to the Credit Agreement with reference to this Amendment and the Credit Agreement as amended hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Cheryl K. Ramagano
Name:	Cheryl K. Ramagano
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Richard C. Hardison
Name:	Richard C. Hardison
Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ Thomas O’Bryant
Name:	Thomas O’Bryant
Title:	Senior Vice President

ABN AMRO BANK N.V.

By:	/s/ Kathleen Ross
Name:	Kathleen Ross
Title:	Senior Vice President

SUNTRUST BANK

By:	/s/ Gregory M. Ratliff
Name:	Gregory M. Ratliff
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Jeanette A. Griffin
Name:	Jeanette A. Griffin
Title:	Director

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Vice President

WILLIAM STREET COMMITMENT CORPORATION

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Assistant Vice President

CALYON NEW YORK BRANCH

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

CALYON NEW YORK BRANCH

By:	/s/ Douglas Weir
Name:	Douglas Weir
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jeffrey DeLay
Name:	Jeffrey DeLay
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ Christopher T. Kordes
Name:	Christopher T. Kordes
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Erica Dowd
Name:	Erica Dowd
Title:	Assistant Vice President

COMMITMENT SCHEDULE

BANK	COMMITMENT
JPMorgan Chase Bank, N.A.	$90,000.000
Bank of America, N.A.	$90,000,000
ABN AMRO Bank N.V.	$75,000,000
SunTrust Bank	$75,000,000
Wachovia Bank, National Association	$75,000,000
Bank of Tokyo-Mitsubishi Trust Company	$55,000,000
William Street Commitment Corporation	$55,000,000
Calyon New York Branch	$40,000,000
PNC Bank, National Association	$40,000,000
The Bank of New York	$25,000,000
National City Bank	$30,000,000

TOTAL	$650,000,000

PRICING SCHEDULE

The “Euro-Currency Margin”, “LC Fee Rate” and “Facility Fee Rate” for any day are the respective percentages set forth below (in basis points per annum) in the applicable row under the column corresponding to the Status that exists on such day:

Status	Level I	Level II	Level III	Level IV	Level V
Euro-Currency Margin/LC Fee Rate	33.00	37.00	40.00	50.00	57.50
Facility Fee Rate	7.00	8.00	10.00	12.50	17.50

For purposes of this Schedule, the following terms have the following meanings:

“Level I Status” exists at any date if, at such date, the Company’s long-term debt is rated at least A- by S&P or at least A3 by Moody’s.

“Level II Status” exists at any date if, at such date, (i) the Company’s long-term debt is rated at least BBB+ by S&P or at least Baa1 by Moody’s and (ii) Level I Status does not exist.

“Level III Status” exists at any date if, at such date, (i) the Company’s long-term debt is rated at least BBB by S&P or at least Baa2 by Moody’s and (ii) neither Level I Status or Level II Status exists.

“Level IV Status” exists at any date if, at such date, (i) the Company’s long-term debt is rated at least BBB- by S&P or at least Baa3 by Moody’s and (ii) none of Level I Status, Level II Status or Level III Status exists.

“Level V Status” exists at any date if, at such date, no other Status exists.

“Moody’s” means Moody’s Investors Service, Inc.

“S&P” means Standard & Poor’s.

“Status” refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement and any rating assigned to any other debt security of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

If there is a difference in rating levels between S&P and Moody’s, then the higher rating shall be used to determine Status; provided that if the difference is more than one notch, a rating one notch higher than the lower of the two shall be used.